Income Taxes - Components of Company's Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Vessels and equipment	$ 15,653	$ 17,707
Tax losses carried forward	96,008	108,869
Other	4,084	13,779
Total deferred tax assets	115,745	140,355
Deferred tax liabilities:
Other	6,054	18,596
Total deferred tax liabilities	6,054	18,596
Net deferred tax assets	109,691	121,759
Valuation allowance	(106,949)	(118,861)
Net deferred tax assets	$ 2,742	$ 2,898